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Exhibit 99.36

        LETTER OF TRANSMITTAL

GCI, INC.

offer for all outstanding
6 3/4% Senior Notes due 2021
in exchange for
6 3/4% Senior Notes due 2021
pursuant to the Prospectus dated

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON                                    , UNLESS EXTENDED
(THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

UNION BANK, N.A.

By Facsimile: (213) 972-5695 Attention: Josefina Benavides/Linh Duong Corporate Trust Department Confirm by Telephone: (213) 972-5660 (213) 972-5664	By Registered or Certified Mail,
Hand or Overnight Delivery:

Union Bank, N.A.
Corporate Trust Department
120 South San Pedro Street, 4th Floor
Los Angeles, CA 90012
Attention: Josefina Benavides/Linh Duong

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned hereby acknowledges receipt of the Prospectus dated                                    of GCI, Inc., as it may be amended or supplemented from time to time (the "Prospectus"), and this letter of transmittal, which together constitute GCI, Inc.'s offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $325,000,000 of GCI, Inc.'s new 6 3/4% Senior Notes due 2021 (the "New Notes") for a like principal amount of GCI, Inc.'s issued and outstanding 6 3/4% Senior Notes due 2021 issued in a private offering on May 20, 2011 under the Indenture dated May 20, 2011 (the "Old Notes"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        This letter of transmittal is to be completed by a holder of Old Notes either if (a) certificates for such Old Notes are to be forwarded herewith or (b) a tender of Old Notes is to be made by book-entry transfer to the account of the Exchange Agent for the Exchange Offer at the Depository Trust Company ("DTC") pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering Old Notes—Book-Entry Transfers" in the Prospectus.

Certificates or book-entry confirmation of the transfer of Old Notes into the Exchange Agent's account at DTC, as well as this letter of transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "agent's message" means a message transmitted to the Exchange Agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that GCI, Inc. may enforce the letter of transmittal against such holder. The agent's message forms a part of a book-entry transfer.

        If Old Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York City time, on the Expiration Date, book-entry confirmation of the tender of the Old Notes into the Exchange Agent's account at DTC, along with a completed letter of transmittal or an agent's message.

        By crediting the Old Notes to the Exchange Agent's account at DTC and by complying with the applicable procedures of DTC's Automated Tender Offer Program ("ATOP") with respect to the tender of the Old Notes, including by the transmission of an agent's message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this letter of transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes that all provisions of this letter of transmittal are applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed this letter of transmittal and transmitted it to the Exchange Agent.

        Holders of Old Notes whose certificates for such Old Notes are not immediately available or who are unlikely to be able to deliver all required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete a book-entry transfer on a timely basis may tender their Old Notes according to the guaranteed delivery procedures described in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" in the Prospectus.

 DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY
TO THE EXCHANGE AGENT.

        The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Old Notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes	Principal Amount Tendered**

*	Need not be completed if Old Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 4. Old Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution

        DTC Account Number

        Transaction Code Number:

☐
CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

        Name(s) of Registered Holder(s) :

        Window Ticket Number (if any) :

        Date of Execution of Notice of Guaranteed Delivery

        Name of Eligible Institution which Guaranteed Delivery

        If Guaranteed Delivery is to be Made by Book-Entry Transfer:

        Name of Tendering Institution

        DTC Account Number

        Transaction Code Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

        Name:

        Address:

        *You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space:

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to GCI, Inc. the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of GCI, Inc. all right, title and interest in and to such Old Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of GCI, Inc. in connection with the Exchange Offer and as trustee under the indenture governing the Old Notes and the New Notes, with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of GCI, Inc. upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (2) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of GCI, Inc. and (3) receive for the account of GCI, Inc. all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, (2) GCI, Inc. will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by GCI, Inc. or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Old Notes will be returned, or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon GCI, Inc.'s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and GCI, Inc. upon the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus and this letter of transmittal and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, GCI, Inc. may not be required to accept for exchange any of the Old Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that GCI, Inc. has no obligation pursuant to "Special Delivery Instructions" to transfer any Old Notes from a registered holder thereof if GCI, Inc. does not accept for exchange any of the principal amount of such Old Notes so tendered.

        By tendering Old Notes and executing this letter of transmittal, the undersigned, if not a Participating Broker-Dealer (as defined below), hereby represents that (1) the New Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving the New Notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the New Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution" (as defined under the Securities Act of 1933, as amended (the "Securities Act")) of the New Notes; and (3) neither the holder nor any other person receiving the New Notes is an "affiliate" (as defined under the Securities Act) of GCI, Inc.

        If the holder or other person is an "affiliate" of GCI, Inc. or is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution," the holder or such other person, as the case may be, hereby represents and agrees that it may not rely on the applicable interpretations of the staff of the Securities and Exchange Commission (the "SEC") and that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

        If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such New Notes. Any such broker-dealer is referred to as a "Participating Broker-Dealer." However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" (as defined under the Securities Act).

        GCI, Inc. has agreed that, to the extent that any Participating Broker-Dealer participates in the Exchange Offer, GCI, Inc. shall use all commercially reasonable efforts to maintain the effectiveness of the registration statement of which the Prospectus forms a part (the "Exchange Offer Registration Statement") for a period of 90 days following the consummation of the Exchange Offer, as the same may be extended as provided in the registration rights agreement, which is referred to herein as the "Applicable Period." GCI, Inc. has also agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as amended or supplemented, will be made available to Participating Broker-Dealers for use in connection with offers to resell, resales or retransfers of New Notes received in exchange for Old Notes pursuant to the Exchange Offer during the Applicable Period. GCI, Inc. will advise each Participating Broker-Dealer (i) when a Prospectus supplement or post-effective amendment has been filed or has become effective, (ii) of any request by the SEC for amendments to the Exchange Offer Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or of the suspension by any state securities commission of the qualification of the New Notes for offering or sale in any jurisdiction, or the initiation of a proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Exchange Offer Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Exchange Offer Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        Any Participating Broker-Dealer, by tendering Old Notes and executing this letter of transmittal or effecting delivery of an agent's message in lieu thereof, agrees that, upon receipt of notice from GCI, Inc. of the existence of any fact of the kind described in (iii) and (iv) above, such Participating Broker-Dealer will discontinue disposition of the New Notes pursuant to the Exchange Offer Registration Statement until receipt of copies of the amended or supplemented Prospectus or until GCI, Inc. has given notice in writing that the use of the Prospectus may be resumed, as the case may be. If GCI, Inc. gives such notice to suspend the sale of the New Notes, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which GCI, Inc. has given notice that the sale of New Notes may be resumed, as the case may be.

        As a result, a Participating Broker-Dealer that intends to use the Prospectus in connection with offers to resell, resales or retransfers of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify GCI, Inc., or cause GCI, Inc. to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer—Exchange Agent."

        All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under "The Exchange Offer—Withdrawal Rights," this tender is irrevocable.

        The undersigned, by completing the box entitled "Description of Old Notes" above and signing this letter of transmittal, will be deemed to have tendered the Old Notes as set forth in such box.

 TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 2 and 6)

PLEASE SIGN HERE
(Please Complete Form W-9 on Page 14
or a Form W-8; See Instruction 10)

Signature(s) of Holder(s) and Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s) :
(Please Print)

Capacity (full title) :

Address:

Area Code and Telephone No.:

Taxpayer Identification Number of Holder:

GUARANTEE OF SIGNATURE(S)
(See Instruction 2)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Date:

  SPECIAL ISSUANCE INSTRUCTIONS
  (Signature Guarantee Required—
  See Instructions 2, 7 and 14)

              TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or if Old Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

  Issue (check appropriate box(es))

  ☐    Old Notes to:

  ☐    New Notes to:

Name	(Please Print)

Address:

(Include Zip Code)
Taxpayer Identification Number

  ☐    Credit unaccepted Old Notes tendered by book-entry transfer to the following account at DTC:

  SPECIAL DELIVERY INSTRUCTIONS
  (Signature Guarantee Required—
  See Instructions 2, 7 and 14)

              TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

  Deliver (check appropriate box(es))

  ☐    Old Notes to:

  ☐    New Notes to:

Name	(Please Print)
Address	(Include Zip Code)

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This letter of transmittal is to be completed by a holder of Old Notes to tender such holder's Old Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Book-Entry Transfers" in the Prospectus and an agent's message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Old Notes into the Exchange Agent's account at DTC, as well as this letter of transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Old Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message may be transmitted to the Exchange Agent in lieu of an executed letter of transmittal. Old Notes may be tendered in integral multiples of $1,000.

        For purposes of the Exchange Offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of Old Notes. Only a holder of record may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with DTC, a DTC participant or the record owner of such Old Notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

        Holders who wish to tender their Old Notes and (i) whose certificates for the Old Notes are not immediately available or for whom all required documents are unlikely to reach the Exchange Agent on or prior to the Expiration Date; or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by GCI, Inc., must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates for the Old Notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal or a facsimile hereof, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery for all such tendered Old Notes, all as provided in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" in the Prospectus.

        The notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight delivery to the Exchange Agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery on or prior to the Expiration Date. As used herein, "eligible institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including: a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

        The method of delivery of certificates for the Old Notes, this letter of transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Exchange Agent on or prior to the Expiration Date. No letters of transmittal or Old Notes should be sent directly to GCI, Inc. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Exchange Agent.

        GCI, Inc. will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal or a facsimile hereof or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this letter of transmittal is required if:

          a.     a letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

          b.     such Old Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 6.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this letter of transmittal.

        4.    Partial Tenders (not applicable to holders who tender by book-entry transfer).    If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes" on page 2 of this letter of transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by old certificate(s) will be sent only to the holder of the Old Notes as promptly as practicable after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Old Notes will be accepted only in integral multiples of $1,000.

        5.    Withdrawal Rights.    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn, including the total principal amount of Old Notes to be withdrawn, and where certificates for Old Notes are transmitted, the name of the registered holder of the Old Notes, if different from that of the person withdrawing such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Old Notes tendered for the account of an eligible institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes—Book-Entry Transfers," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Old Notes may not be rescinded; however, Old Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes."

        All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by GCI, Inc., in its sole discretion, which determination of such questions and interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Neither GCI, Inc., any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

        Withdrawn Old Notes will be returned to the holder after withdrawal. Old Notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Old Notes will be returned or credited to the account maintained at DTC promptly after withdrawal. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

        6.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

        If this letter of transmittal, any certificates or bond powers or any other document required by the letter of transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by GCI, Inc., must submit proper evidence satisfactory to GCI, Inc., in its sole discretion, of each such person's authority so to act.

        When this letter of transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

        If this letter of transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as GCI, Inc. or the trustee under the indenture may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

        7.    Special Issuance and Delivery Instructions.    If New Notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if New Notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

        8.    Irregularities.    GCI, Inc. will resolve, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Old Notes, which determination and interpretation of the terms and conditions of the Exchange Offer, including this letter of transmittal and the instructions hereto, will be final and binding on all parties. GCI, Inc. reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to GCI, Inc., be unlawful. GCI, Inc. also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any condition or irregularity in any tender of Old Notes by any holder, whether or not it waives similar conditions or irregularities in the case of other holders. A tender of Old Notes is invalid until all defects and irregularities have been cured or waived. Neither GCI, Inc., any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

        9.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the Prospectus, the letter of transmittal, the notice of guaranteed delivery and Forms W-8 (as described in Instruction 10) may be obtained from the Exchange Agent at the address and telephone and facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

        10.    Backup Withholding; Form W-9; Forms W-8.    Under the United States federal income tax laws, interest paid to holders of New Notes received pursuant to the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN"), certifies that the number provided is correct and further certifies that such holder is a U.S. person (as defined for U.S. federal income tax purposes) and that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the Exchange Agent with such holder's correct TIN (or certify that such holder is awaiting a TIN) and certify that such holder is not subject to backup withholding by completing Form W-9 below.

        Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent. Exempt holders (other than foreign persons), while not required to file Form W-9, should file Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Exchange Agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For United States Tax Withholding) and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Form W-9. See the General Instructions on Form W-9 for additional instructions.

        If backup withholding applies, GCI, Inc. may be required to withhold at the applicable rate on interest payments made to a holder of New Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Form W-9

        To prevent backup withholding with respect to interest payments on the New Notes, a holder should notify the Exchange Agent of its correct TIN by completing the Form W-9 below and certifying on Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Form W-9 that (i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

        To avoid backup withholding with respect to interest payments on the New Notes, a holder is required to give the Exchange Agent the TIN of the registered holder of the New Notes. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the New Notes are in more than one name or are not in the name of the actual owner, consult the enclosed General Instructions on Form W-9 for additional guidelines on what number to report. If the Exchange Agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS.

        11.    Waiver of Conditions.    GCI, Inc. reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

        12.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

        Neither GCI, Inc., the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

        13.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). The holder of any certificate(s) representing Old Notes that have been mutilated, lost, destroyed or stolen shall be responsible for the payment of all costs, fees and expenses for the processing of any such certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        14.    Taxes.    Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered; (ii) tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

        Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter of transmittal.

        15.    Incorporation of Letter of Transmittal.    This letter of transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this letter of transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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